                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  October 23, 2000

                               HEALTHCENTRAL.COM
            (Exact name of Registrant as specified in its charter)


            Delaware                      000-27567             94-3250851
(State or other jurisdiction of   (Commission File Number)   (I.R.S.Employer
incorporation or organization)                              Identification No.)



                              HealthCentral.com
                         6001 Shellmound Street, Suite
                           800 Emeryville, CA 94608
              (Address of principal executive offices) (Zip code)

                                (510) 250-2600
             (Registrant's telephone number, including area code)

                                Not Applicable
         (Former name or former address, if changed since lastreport)

Item 2.   Other Events

On October 24, 2000, HealthCentral.com (the "Company") issued a press release announcing that it had entered into an Asset Purchase Agreement, dated as of October 23, 2000 (the "Asset Agreement"), by and among the Company, HCEN Acquisition Corporation, a wholly owned subsidiary of the Company ("Acquisition Sub"), more.com, Inc. ("MCI") and Comfort Living, Inc., a wholly owned subsidiary of MCI ("Comfort Living"). Under the terms of the Asset Agreement, Acquisition Sub will acquire certain assets and liabilities of MCI and Comfort Living in exchange for shares of common stock of the Company (the "Acquisition"). The Acquisition is subject to various conditions set forth in the Asset Agreement. This press release is attached hereto as Exhibit 99.1, and incorporated herein by reference in its entirety. Exhibit 99.1 to this current report on Form 8-K contains forward-looking statements that reflect management's goals, objectives and expectations. These statements relate to, among other things, benefits to be realized from the Acquisition. Achievement of the expressed goals, objectives and expectations is subject to certain risks and uncertainties that could cause actual results to differ materially from those goals, objectives or expectations. Important factors that may cause such differences include, but are not limited to, the Company's limited operating history and need to generate revenues, any failure to integrate the more.com acquisition and other acquisitions or manage growth, the substantial competition in the eHealth market, the Company's substantial payment obligations, risks inherent in operating an online pharmacy, possible liability related to content on or accessed through the Company's Web sites, the need to build a brand name quickly, the effect of substantial and changing government regulation, possible systems interruptions, and a failure to attract and retain key employees and risks related to intellectual property. Such forwarding-looking statements speak only as of the date on which such statements were made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made to reflect the occurrence of unanticipated events. Additional discussions of the risks faced by the Company are contained in its S-1 registration statement, its Annual Report on Form 10-K, its Form 10-Q for the quarter ended June 30, 2000 and its other filings with the Security and Exchange Commission.

Item 7. Financial Statements and Exhibits

        (c)   Exhibits.
              --------

Exhibit
Number        Description
------        -----------

99.1          Press Release dated October 24, 2000

                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          HEALTHCENTRAL.COM
                                          (Registrant)


Date:  October 27, 2000                   By:   /s/ C. Fred Toney
                                                -----------------
                                                C. Fred Toney
                                                Chief Financial Officer

                               INDEX TO EXHIBITS


Exhibit
Number    Description
------    -----------

99.1      Press Release dated October 24, 2000